Commitments and Contingencies - Estimate of the Maximum Potential Exposure and Allowance for Transaction Losses Related to Protection Products (Details) - Protection Programs - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Loss Contingencies [Line Items]
Beginning balance	$ 266	$ 222
Provisions, net of recoveries	1,059	823
Realized losses	(981)	(779)
Ending balance	$ 344	$ 266